                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) ____

                                   ----------

                                 CITIBANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                           13-5266470
                                                           (I.R.S. employer
                                                           identification no.)

399 Park Avenue, New York, New York                        10043
(Address of principal executive office)                    (Zip Code)

                                   ----------

                        Michigan Consolidated Gas Company
               (Exact name of obligor as specified in its charter)

Michigan                                                   38-0478040
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


500 Griswold Street
Detroit, Michigan                                          48226
(Address of principal executive offices)                   (Zip Code)

                                   ----------

                             Senior Debt Securities
                       (Title of the indenture securities)

Item 1.  General Information.

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


              Name                                            Address
              ----                                            -------
              Comptroller of the Currency                     Washington, D.C.

              Federal Reserve Bank of New York                New York, NY
              33 Liberty Street
              New York, NY

              Federal Deposit Insurance Corporation           Washington, D.C.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2. Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None.

Item 16. List of Exhibits.

              List below all exhibits filed as a part of this Statement of Eligibility.

              Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

              Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

              Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

              Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

              Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

              Exhibit 5 - Not applicable.

              Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

              Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 2001-attached)

              Exhibit 8 - Not applicable.

              Exhibit 9 - Not applicable.


                               ------------------

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 11th day of June, 2001.



                                                CITIBANK, N.A.

                                                By  /s/ Wafaa Orfy
                                                   --------------------------
                                                    Wafaa Orfy
                                                    Assistant Vice President

                                Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                  CONSOLIDATED
                              DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF

                                 CITIBANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON MARCH 31, 2001, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161. CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT.


                                     ASSETS

                                                                 THOUSANDS
                                                                OF DOLLARS
                                                               ------------
Cash & balances due:
Noninterest-bearing balances ..........................           8,899,000
Interest-bearing balances .............................          21,247,000
Securities:
Held-to-Maturity securities ...........................                   0
Available-for-sale securities .........................          39,868,000
Federal funds sold ....................................          11,252,000
Loans and leases held for sale ........................           4,215,000
Loans and Leases, net of unearned
   income .............................................         242,480,000
LESS: Allowance for loan
   and lease losses ...................................           4,544,000
Loans and leases, net of
   earned income and allowance ........................         237,936,000
Trading assets ........................................          39,123,000
Premises and fixed assets .............................           3,974,000
Other real estate owned ...............................             286,000
Investments in unconsolidated
   subsidiaries .......................................             867,000
Customers' liability
   on acceptances outstanding .........................           1,528,000
Intangible assets:
Goodwill ..............................................           2,273,000
Other intangible assets ...............................           3,595,000
Other assets ..........................................          20,806,000
                                                               ------------
TOTAL ASSETS ..........................................         395,869,000
                                                               ============

                                   LIABILITIES

Deposits:
In domestic offices ...................................          71,054,000
   Noninterest-bearing ................................          12,620,000
   Interest-bearing ...................................          58,434,000
In foreign offices ....................................         212,602,000
   Noninterest-bearing ................................          14,351,000
   Interest-bearing ...................................         198,251,000
Federal funds purchased and
   securities sold ....................................           6,932,000
Trading liabilities ...................................          29,238,000
Other borrowed money ..................................          23,697,000
Bank's liability on acceptances .......................           1,528,000
Subordinated notes and
   debentures .........................................           8,675,000
Other liabilities .....................................          14,481,000
                                                               ------------
TOTAL LIABILITIES .....................................         368,207,000
                                                               ============

                                 EQUITY CAPITAL

Perpetual preferred stock .............................                   0
Common stock ..........................................             751,000
Surplus ...............................................          11,554,000
Retained earnings .....................................          15,961,000
Accumulated other
   comprehensive income ...............................            -813,000
Other equity capital components .......................                   0
                                                               ------------
TOTAL EQUITY CAPITAL ..................................          27,453,000
                                                               ------------

TOTAL LIABILITIES, MINORITY
INTEREST AND EQUITY
CAPITAL ...............................................         395,869,000
                                                               ============


I, Roger W. Trupin, Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                 ROGER W. TRUPIN
                                                                      CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                               VICTOR J. MENEZES
                                                               WILLIAM R. RHODES
                                                               ALAN S. MACDONALD

Charter No. 1461
Comptroller of the Currency
Northeastern District
REPORT OF CONDITION
CONSOLIDATED
DOMESTIC AND FOREIGN
SUBSIDIARIES OF

CITIBANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON MARCH 31, 2001, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161. CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT.


ASSETS
THOUSANDS
OF DOLLARS

Cash & balances due:
Noninterest-bearing balances ..........................           8,899,000
Interest-bearing balances .............................          21,247,000
Securities:
Held-to-Maturity securities ...........................                   0
Available-for-sale securities .........................          39,868,000
Federal funds sold ....................................          11,252,000
Loans and leases held for sale ........................           4,215,000
Loans and Leases, net of unearned
income ................................................         242,480,000
LESS: Allowance for loan
and lease losses ......................................           4,544,000
Loans and leases, net of
earned income and allowance ...........................         237,936,000
Trading assets ........................................          39,123,000
Premises and fixed assets .............................           3,974,000
Other real estate owned ...............................             286,000
Investments in unconsolidated
subsidiaries ..........................................             867,000
Customers' liability
on acceptances outstanding ............................           1,528,000
Intangible assets:
Goodwill ..............................................           2,273,000
Other intangible assets ...............................           3,595,000
Other assets ..........................................          20,806,000
                                                               ------------
TOTAL ASSETS ..........................................         395,869,000
                                                               ============

LIABILITIES
Deposits:
In domestic offices ...................................          71,054,000
Noninterest-bearing ...................................          12,620,000
Interest-bearing ......................................          58,434,000
In foreign offices ....................................         212,602,000
Noninterest-bearing ...................................          14,351,000
Interest-bearing ......................................         198,251,000
Federal funds purchased and
securities sold .......................................           6,932,000
Trading liabilities ...................................          29,238,000
Other borrowed money ..................................          23,697,000
Bank's liability on acceptances .......................           1,528,000
Subordinated notes and
debentures ............................................           8,675,000
Other liabilities .....................................          14,481,000
                                                               ------------
TOTAL LIABILITIES .....................................         368,207,000
                                                               ============

EQUITY CAPITAL
Perpetual preferred stock .............................                   0
Common stock ..........................................             751,000
Surplus ...............................................          11,554,000
Retained earnings .....................................          15,961,000
Accumulated other
comprehensive income ..................................            -813,000
Other equity capital components .......................                   0
                                                               ------------
TOTAL EQUITY CAPITAL ..................................          27,453,000
                                                               ------------
TOTAL LIABILITIES, MINORITY
INTEREST AND EQUITY
CAPITAL ...............................................         395,869,000
                                                               ============

I, Roger W. Trupin, Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

ROGER W. TRUPIN
CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

VICTOR J. MENEZES
WILLIAM R. RHODES
ALAN S. MACDONALD